UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2014

MasterCard Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-32877	13-4172551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Purchase Street Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

(914) 249-2000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 26, 2014, MasterCard Incorporated (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters listed in Schedule II to the Underwriting Agreement (the “Underwriters”), pursuant to which the Company has agreed to sell to the Underwriters, and the Underwriters have agreed to purchase from the Company, $500,000,000 aggregate principal amount of 2.000% Notes due 2019 (the “2019 Notes”) and $1,000,000,000 aggregate principal amount of 3.375% Notes due 2024 (the “2024 Notes” and, together with the 2019 Notes, the “Notes”). The Company is offering and selling the Notes under the Company’s Registration Statement on Form S-3 (File No. 333-183021), which Registration Statement relates to the offer and sale on a delayed basis from time to time of an indeterminate amount of the Company’s debt securities.

The foregoing description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, a copy of which is attached hereto as Exhibit 1.1, and incorporated by reference herein. Further information concerning the Notes and related matters is set forth in the Company’s Prospectus Supplement dated March 26, 2014, which was filed with the Securities and Exchange Commission on March 28, 2014.

The Notes were issued pursuant to an indenture with Deutsche Bank Trust Company Americas, as trustee, dated as of March 31, 2014 (the “Indenture”), together with the officer’s certificate dated as of March 31, 2014 issued pursuant thereto establishing the terms of each series of the Notes (the “Officer’s Certificate”). The Indenture and the Officer’s Certificate are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated by reference herein. The forms of the 2019 Notes and the 2024 Notes are attached hereto as Exhibit 4.3 and Exhibit 4.4, respectively, and are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of March 26, 2014, between the Company and the Representatives

4.1	Indenture, dated as of March 31, 2014, between the Company and Deutsche Bank Trust Company Americas, as trustee

4.2	Officer’s Certificate of the Company, dated as of March 31, 2014

4.3	Form of Global Note representing the Company’s 2.000% Notes due 2019 (included in Exhibit 4.2)

4.4	Form of Global Note representing the Company’s 3.375% Notes due 2024 (included in Exhibit 4.2)

5.1	Opinion of Simpson Thacher & Bartlett LLP

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

By:	/s/ Bart Goldstein
Bart Goldstein
Corporate Secretary and Senior Associate General Counsel

Date: March 31, 2014

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of March 26, 2014, between the Company and the Representatives

4.1	Indenture, dated as of March 31, 2014, between the Company and Deutsche Bank Trust Company Americas, as trustee

4.2	Officer’s Certificate of the Company, dated as of March 31, 2014

4.3	Form of Global Note representing the Company’s 2.000% Notes due 2019 (included in Exhibit 4.2)

4.4	Form of Global Note representing the Company’s 3.375% Notes due 2024 (included in Exhibit 4.2)

5.1	Opinion of Simpson Thacher & Bartlett LLP

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)